SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 3, 2004

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	000-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road, Holliston, MA 01746-1371
(Address of principal executive offices and zip code)

(508) 893-8999
(Registrant’s telephone number, including area code)

Harvard Bioscience, Inc. (“Harvard Bioscience”) hereby amends its Current Report on Form 8-K, dated March 3, 2004, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Audited financial statements of KD Scientific, Inc., a Massachusetts corporation (“KD Scientific”) as of and for the year ended December 31, 2003, are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION.

Unaudited pro forma financial information of Harvard Bioscience, Inc. for the year ended December 31, 2003 giving pro forma effect to the acquisition of KD Scientific, Inc., as if such acquisition was made on January 1, 2003, is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

EXHIBIT NO.	DESCRIPTION
*2.1	Stock Purchase Agreement, dated as of March 3, 2004, by and among KD Scientific, Inc., Ken Dunne, and Harvard Bioscience, Inc. **

23.1	Consent of KPMG LLP.

*99.1	Press release dated March 3, 2004.

99.2	Audited financial statements of KD Scientific, Inc. as of and for the year ended December 31, 2003.

99.3

Unaudited pro forma financial information of Harvard Bioscience, Inc. for the year ended December 31, 2003 giving pro forma effect to the acquisition of KD Scientific, Inc., as if such acquisition was made on January 1, 2003.

*                                         Previously filed.

**                                  Harvard Bioscience agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2004	HARVARD BIOSCIENCE, INC.

	By:	/s/ SUSAN LUSCINSKI
Susan Luscinski Chief Financial Officer

EXHIBIT INDEX

*2.1	Stock Purchase Agreement, dated as of March 3, 2004, by and among KD Scientific, Inc., Ken Dunne, and Harvard Bioscience, Inc. **

23.1	Consent of KPMG LLP.

*99.1	Press release dated March 3, 2004.

99.2	Audited financial statements of KD Scientific, Inc. as of and for the year ended December 31, 2003.

99.3

Unaudited pro forma financial information of Harvard Bioscience, Inc. for the year ended December 31, 2003 giving pro forma effect to the acquisition of KD Scientific, Inc., as if such acquisition was made on January 1, 2003.

*                                         Previously filed.

**                                  Harvard Bioscience agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.